UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On September 25, 2020, the board of directors (the “Board”) of Pulmatrix, Inc. (the “Company”) appointed Todd Bazemore as a Class I director, effective October 1, 2020, to serve for a term expiring at the next annual meeting of stockholders at which the term of the Class I directors expires or until his successor is duly elected and qualified, or his earlier death, resignation or removal. In addition, Mr. Bazemore was appointed to the Company’s nomination and corporate governance committee of the Board. In connection with Mr. Bazemore’s appointment to the Board, (i) on October 1, 2020 (the “Grant Date”), Mr. Bazemore will be granted an award of stock options to purchase 30,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price equal to the closing price of the Common Stock on the Grant Date, 25% of which will vest on the first anniversary of the Grant Date and an additional 2.083% will vest on the last day of each of the 36 months that follow the first anniversary of the Grant Date, provided Mr. Bazemore is providing services to the Company on the applicable vesting date and (ii) Mr. Bazemore will receive an annual retainer of $30,000, payable in four quarterly payments. For his services as a member of the nomination and corporate governance committee, Mr. Bazemore will also receive an annual retainer of $5,000, payable in four quarterly payments.

On September 29, 2020, the Company issued a press release announcing Mr. Bazemore’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated September 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: September 29, 2020	By:	/s/ Teofilo Raad
Teofilo Raad
Chief Executive Officer